                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C., 20549


                                     FORM 8-K/A


                          Amendment No. 2 to CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):       June 24, 1994



                                 CERIDIAN CORPORATION
               (Exact name of registrant as specified in its charter)



              Delaware                      1-1969              52-0278528
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     incorporation or organization)      File Number)    Identification No.)


        8100 34th Avenue South, Minneapolis, Minnesota               55425
           (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code      (612)853-8100

            (Former name or former address, if changed since last report)

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


      (b) Pro Forma Financial Information

          The pro forma financial information is hereby amended by the addition of an adjustment (2), reflecting the cost of funds used for the acquisition of Tesseract, to the pro forma statements of operations for the year ended December 31, 1993, and the three month period ended March 31, 1994.

     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
     Ceridian Corporation and Subsidiaries
     Year Ended December 31, 1993

                                           Historical                   Pro Forma
     (Dollars in millions            Ceridian     Tesseract
     except per share data)         Corporation  Corporation    Adjustments     Results
     Revenue
       Product sales               $   442.0     $    28.9                     $  442.0
       Services                        444.1          28.9                        473.0
          Total                        886.1                                      915.0
     Cost of revenue
       Product sales                   353.1          11.0                        353.1
       Services                        252.9                                      263.9
          Total                        606.0          11.0                        617.0
     Gross profit                      280.1          17.9                        298.0
     Operating expenses
       Selling, general and
         administrative                178.1           9.3            4.9   (1)   192.3
       Technical expense                48.6           6.2                         54.8
       Other expense (income)           (3.5)                                      (3.5)
       Restructure loss (gain)          67.0           2.3                         69.3
     Earnings (Loss) before
       interest and taxes              (10.1)          0.1                        (14.9)

       Interest income                   8.3           0.3           (2.4) (2)      6.2
       Interest expense                (16.4)                                     (16.4)
     Earnings (Loss) before
       income taxes                    (18.2)          0.4                        (25.1)
     Income tax provision                3.8           0.2                          4.0
     Earnings (Loss) from
       continuing operations       $   (22.0)     $    0.2                     $  (29.1)
     Earnings (Loss) per share     $   (0.52)                                  $  (0.68)


     (See accompanying notes.)


     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
     Ceridian Corporation and Subsidiaries
     For the Three Months Ended March 31, 1994

                                           Historical                   Pro Forma
     (Dollars in millions            Ceridian     Tesseract
     except per share data)         Corporation  Corporation    Adjustments     Results
     Revenue
       Product sales               $   112.5    $   4.5                       $  112.5
       Services                        108.8        4.5                          113.3
          Total                        221.3                                     225.8
     Cost of revenue
       Product sales                    90.3                                      90.3
       Services                         48.3           1.8                        50.1
          Total                        138.6           1.8                       140.4
     Gross profit                       82.7           2.7                        85.4
     Operating expenses
       Selling, general and
         administrative                 46.9           1.7            1.2 (1)     49.8
       Technical expense                12.8           2.8                        15.6
       Other expense (income)            0.4                                       0.4
     Earnings (Loss) before
       interest and taxes               22.6          (1.8)                       19.6

       Interest income                   1.9           0.1           (0.6) (2)     1.4
       Interest expense                 (0.4)                                     (0.4)
     Earnings (Loss) before
       income taxes                     24.1          (1.7)                       20.6
     Income tax provision                1.9          (0.7)                        1.2
     Net earnings                  $    22.2      $   (1.0)                   $   19.4
     Primary Earnings per share    $    0.42                                  $   0.36
     Fully diluted earnings        $    0.40                                  $   0.35
       per share
     (See accompanying notes.)



     Notes to Pro Forma Condensed Consolidated Statement of Operations
     (Unaudited)

          The pro forma statements of operations assume that the acquisition of Tesseract took place on January 1, 1993, and include the following pro forma adjustments:

          (1) Amortization over a 15 year period of goodwill of $73.4 million arising from this transaction.

          The following adjustment is added by Amendment No. 2:

          (2) The cost of foregone interest income at 4% on $60.0 million of cash and short-term investments assumed liquidated in order to purchase Tesseract.

                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CERIDIAN CORPORATION
                                                 Registrant

     Date:  March 24, 1995                /s/ J. R. Eickhoff
                                          J. R. Eickhoff

                                          Vice President
                                          & Chief Financial Officer